NEWS RELEASE
ROB FREDERICK	SUE PERRAM
VICE PRESIDENT	DIRECTOR
BROWN-FORMAN BRAND & COMMUNICATIONS	INVESTOR RELATIONS
502-774-7707	502-774-6862

BROWN-FORMAN STOCKHOLDERS HONOR RETIRED BOARD CHAIR, ELECT DIRECTORS, AND APPROVE CASH DIVIDEND

LOUISVILLE, KY, July 22, 2021 – At today’s annual meeting, Brown-Forman Corporation’s (NYSE: BFA) (NYSE: BFB) stockholders celebrated George Garvin Brown IV, who retired from the Board of Directors today after 15 years of board service and 14 years as Board Chair.

Brown-Forman President and Chief Executive Officer Lawson Whiting lauded Brown's tenure. "Under Garvin’s steady hand and visionary leadership, Brown-Forman has transformed into a global premium spirits company," stated Whiting. "More importantly, he has positioned Brown-Forman for continued growth and prosperity in the future."

Additionally, Brown-Forman’s stockholders met today at the regularly scheduled annual meeting of stockholders and elected the slate of directors recommended by the Board of Directors as submitted in the company’s 2021 Proxy Statement.

Campbell P. Brown, newly elected Board Chair, thanked the company’s stockholders for their commitment to Brown-Forman and its strategy, as well as for their long-term ownership and support.

In a subsequent meeting, the Board of Directors approved a regular quarterly cash dividend of $0.1795 on its Class A and Class B Common Stock. Stockholders of record on September 3, 2021, will receive the cash dividend on October 1, 2021. Brown-Forman, a member of the prestigious S&P 500 Dividend Aristocrats index, has paid regular quarterly cash dividends for 77 years and has increased the dividend 37 consecutive years.

For over 150 years, Brown-Forman Corporation has enriched the experience of life by responsibly building fine quality beverage alcohol brands, including Jack Daniel’s Tennessee Whiskey, Jack Daniel’s Tennessee RTDs, Jack Daniel’s Tennessee Honey, Jack Daniel’s Tennessee Apple, Jack Daniel’s Tennessee Fire, Gentleman Jack, Jack Daniel’s Single Barrel, Finlandia, Korbel, el Jimador, Woodford Reserve, Old Forester, Coopers’ Craft, Herradura, New Mix, Sonoma-Cutrer, Chambord, Benriach, GlenDronach, Glenglassaugh, Slane, and Fords Gin. Brown-Forman’s brands are supported by approximately 4,700 employees and sold in more than 170 countries worldwide. For more information about the company, please visit http://www.brown-forman.com/.
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Important Information on Forward-Looking Statements:
This press release contains statements, estimates, and projections that are “forward-looking statements” as defined under U.S. federal securities laws. Words such as “aim,” “anticipate,” “aspire,” “believe,” “can,” “continue,” “could,” “envision,” “estimate,” “expect,” “expectation,” “intend,” “may,” “might,” “plan,” “potential,” “project,” “pursue,” “see,” “seek,” “should,” “will,” “would,” and similar words indicate forward-looking statements, which speak only as of the date we make them. Except as required by law, we do not intend to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. By their nature, forward-looking statements involve risks, uncertainties, and other factors (many beyond our control) that could cause our actual results to differ materially from our historical experience or from our current expectations or projections. These risks and uncertainties include, but are not limited to:
•Our substantial dependence upon the continued growth of the Jack Daniel's family of brands
•Substantial competition from new entrants, consolidations by competitors and retailers, and other competitive activities, such as pricing actions (including price reductions, promotions, discounting, couponing, or free goods), marketing, category expansion, product introductions, or entry or expansion in our geographic markets or distribution networks
•Route-to-consumer changes that affect the timing of our sales, temporarily disrupt the marketing or sale of our products, or result in higher fixed costs
•Disruption of our distribution network or inventory fluctuations in our products by distributors, wholesalers, or retailers
•Changes in consumer preferences, consumption, or purchase patterns – particularly away from larger producers in favor of small distilleries or local producers, or away from brown spirits, our premium products, or spirits generally, and our ability to anticipate or react to them; further legalization of marijuana; shifts in consumer purchase practices; bar, restaurant, travel, or other on-premise declines; shifts in demographic or health and wellness trends; or unfavorable consumer reaction to new products, line extensions, package changes, product reformulations, or other product innovation
•Production facility, aging warehouse, or supply chain disruption
•Imprecision in supply/demand forecasting
•Higher costs, lower quality, or unavailability of energy, water, raw materials, product ingredients, or labor
•Impact of health epidemics and pandemics, including the COVID-19 pandemic, and the risk of the resulting negative economic impact and related governmental actions
•Unfavorable global or regional economic conditions, particularly related to the COVID-19 pandemic, and related economic slowdowns or recessions, low consumer confidence, high unemployment, weak credit or capital markets, budget deficits, burdensome government debt, austerity measures, higher interest rates, higher taxes, political instability, higher inflation, deflation, lower returns on pension assets, or lower discount rates for pension obligations
•Product recalls or other product liability claims, product tampering, contamination, or quality issues
•Negative publicity related to our company, products, brands, marketing, executive leadership, employees, board of directors, family stockholders, operations, business performance, or prospects

•Failure to attract or retain key executive or employee talent
•Risks associated with acquisitions, dispositions, business partnerships, or investments – such as acquisition integration, termination difficulties or costs, or impairment in recorded value
•Risks associated with being a U.S.-based company with a global business, including commercial, political, and financial risks; local labor policies and conditions; protectionist trade policies, or economic or trade sanctions, including additional retaliatory tariffs on American whiskeys and the effectiveness of our actions to mitigate the negative impact on our margins, sales, and distributors; compliance with local trade practices and other regulations; terrorism; and health pandemics
•Failure to comply with anti-corruption laws, trade sanctions and restrictions, or similar laws or regulations
•Fluctuations in foreign currency exchange rates, particularly a stronger U.S. dollar
•Changes in laws, regulatory measures, or governmental policies – especially those that affect the production, importation, marketing, labeling, pricing, distribution, sale, or consumption of our beverage alcohol products
•Tax rate changes (including excise, corporate, sales or value-added taxes, property taxes, payroll taxes, import and export duties, and tariffs) or changes in related reserves, changes in tax rules or accounting standards, and the unpredictability and suddenness with which they can occur
•Decline in the social acceptability of beverage alcohol in significant markets
•Significant additional labeling or warning requirements or limitations on availability of our beverage alcohol products
•Counterfeiting and inadequate protection of our intellectual property rights
•Significant legal disputes and proceedings, or government investigations
•Cyber breach or failure or corruption of our key information technology systems or those of our suppliers, customers, or direct and indirect business partners, or failure to comply with personal data protection laws
•Our status as a family “controlled company” under New York Stock Exchange rules, and our dual-class share structure
For further information on these and other risks, please refer to our public filings, including the “Risk Factors” section of our annual report on Form 10-K and quarterly reports on Form 10-Q filed with the Securities and Exchange Commission.